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                                                                    EXHIBIT 10.2



                      MARCUM NATURAL GAS SERVICES, INC.

                           1991 STOCK OPTION PLAN

                            AMENDED AND RESTATED
                           AS OF DECEMBER 2, 1996

1.       PURPOSE

         The purpose of this 1991 Stock Option Plan (the "Plan") is to enable Marcum Natural Gas Services, Inc. (the "Company"), and such of its subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries"), to attract and retain qualified employees, and to provide such persons with additional motivation to advance the interests of the Company and its Participating Subsidiaries. The Plan provides for the grant of Stock Options, Limited Rights and Supplemental Bonuses to employees of the Company.

2.       CERTAIN DEFINITIONS

         2.1     "Change of Control" shall mean any of the following events:

                 (A) any "Person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the "Beneficial Owner" as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 25% or more of the combined voting power of the Company's outstanding securities;

                 (B) individuals who constitute the Board on the effective date of the Plan (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to such effective date whose election, or nomination for election, by the Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (B), considered as though such person were a member of the Incumbent Board;

                 (C) the stockholders of the Company shall approve a merger, consolidation, recapitalization, or reorganization of the Company, a reverse stock split of outstanding voting securities, or consummation of any such transaction if stockholder approval is not obtained, other than (1) any such transaction which would result in at least 50% of the total voting power represented by the voting securities of the surviving entity outstanding immediately after such transaction being "Beneficially Owned" (as defined above) by 75% or more of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (2) a merger or consolidation effected to implement a recapitalization of
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         the Company (or similar transaction) in which no "Person" (as defined above) acquires more than 25% of the combined voting power of the Company's then outstanding securities, or

                 (D) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         Notwithstanding anything in the foregoing to the contrary, no Change of Control shall be deemed to have occurred with respect to any particular Director by virtue of any transaction which results in such Director, or a group of Persons which includes such Director, acquiring, directly or indirectly, 25% or more of the combined voting power of the Company's outstanding securities.

         2.2 "Committee" shall mean the Committee as described in Section 3 hereof, if such Committee has been appointed, or the Board, if such Committee has not been appointed.

         2.3 "Common Stock" shall mean a share of Common Stock, par value $0.01 per share, of the Company.

         2.4     "Company" shall mean Marcum Natural Gas Services, Inc.

         2.5 "Employee" shall mean an employee of the Company or any Participating Subsidiary.

         2.6 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         2.7 "Fair Market Value" of a share of Common Stock on any date shall mean the last sale price, or if there was no sale the last bid price, of the Common Stock as reported in the Wall Street Journal for securities listed on the Nasdaq Stock Market for the date in question, or, if no such sale price or bid price is available, the last sale price or bid price on the next preceding date for which a sale price or bid price was so reported. If the Common Stock is traded on an exchange, the closing price of the Common Stock shall be used in lieu of sale price or bid price. If the Common Stock is not listed on the Nasdaq Stock Market or traded on an exchange, the Fair Market Value shall be such amount as determined by the Board or the Committee, if any.

         2.8 "Immediate Family Members" of a Participant shall mean such Participant's spouse, children and grandchildren (whether by blood or adoption).

         2.9     "Limited Right" shall mean the right, granted pursuant to
Section 8, to receive payment, in cash, following a Change of Control, of an amount equal to the product computed by multiplying (i) the excess of (a) the higher of (x) the Minimum Price Per Share, if the Change of Control occurs as a result of a Transaction, tender offer or exchange offer, or (y) the highest Fair Market Value per share during the period commencing thirty days prior to the Change of Control and ending immediately prior to the date the Limited Right is exercised, over (b) the exercise price per share under the Directors' Option to which such Limited Right relates, by (ii) the number of shares of Common Stock as to which such Limited Right is being exercised provided that, in the case of a Limited Right that has not been outstanding at least seven months at the time the Change of Control occurs, the amount computed under part
(A) of the foregoing formula shall be equal to the highest amount that could be computed under part (y) of such formula using a Fair Market





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Value that first became determinable six months or more after the date of grant of the Limited Right (with such Fair Market Value otherwise determined in accordance with the foregoing formula).

         2.10 "Minimum Price Per Share" shall mean the highest gross price (before brokerage commissions and soliciting dealer's fees) paid or to be paid for a share of Common Stock (whether by way of exchange, conversion, distribution or upon liquidation or otherwise) in any Transaction, tender offer or exchange offer occurring prior to the date on which such Limited Right is exercised. If the consideration paid or to be paid in any such Transaction, tender offer or exchange offer shall consist, in whole or in part, of consideration other than cash, the Board or the Committee, if any, shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the value, if any, attributed to such consideration in writing by any party to such Transaction, tender offer or exchange offer other than the Company.

         2.11 "Non-Employee Director" shall mean a Director of the Company who is not an employee of the Company or any Subsidiary within the meaning of Rule 16b-3.

         2.12 "Participant" shall mean an Employee to whom a Stock Option, Limited Right or Supplemental Bonus is granted.

         2.13 "Plan" shall mean this 1991 Stock Option Plan of the Company, as initially authorized and adopted by the Board of Directors on December 12, 1991 and by the stockholders of the Company on August 6, 1992, as amended effective June 4, 1996 and December 3, 1996, and as amended thereafter from time to time.

         2.14 "Rule 16b-3" shall mean Rule 16b-3 (as from time to time amended) and including any successor provisions promulgated under the Exchange Act.

         2.15 "Stock Option" shall mean the right granted under the Plan to an Employee to purchase, at such time or times and at such price or prices ("Option Price") as are determined by the Committee, the number of shares of Common Stock determined by the Committee.

         2.16 "Subsidiary" shall mean any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock.

         2.17 "Supplemental Bonus" shall mean the right to receive payment, in shares of Common Stock, cash or a combination of shares of Common Stock and cash, of an amount specified by the Committee pursuant to Section 7.6.

         2.18 "Transaction" shall mean (A) any consolidation or merger of the Company in which the Company is not the surviving corporation other than a merger solely to effect a reincorporation or a merger of the Company as to which stockholder approval is not required pursuant to Sections 251(f) or 253 of the Delaware General Corporation Law, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of 50% or more of the assets or earning power of the Company, or (C) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

         For purposes of this Plan, the Committee may, by resolution, clarify the date as of which a Change of Control shall be deemed to have occurred.





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3.       INCENTIVE STOCK OPTIONS AND NONSTATUTORY STOCK OPTIONS

         The Stock Options granted under the Plan may be either:

         (a) Incentive Stock Options ("ISOs") which are intended to be "incentive stock options" as that term is defined in Section 422 of the Code; or

         (b) Nonstatutory Stock Options ("NSOs") which are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Code.

         The individual Option Agreement(s) (as defined in Section 5.3) shall clearly designate whether the Stock Options granted are ISOs or NSOs. Subject to other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such.

         Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs.

4.       ADMINISTRATION

         4.1 Committee. The Plan shall be administered by the Board of Directors of the Company or by the Employee Stock Option Committee of the Board. If appointed, the Committee shall consist of two or more Non-Employee Directors. Subject to the provisions of the Plan, the Board or the Committee, if any, shall have full authority to administer the Plan, including authority to grant awards under the Plan and determine the terms thereof, to interpret and construe any provision of the Plan and any Stock Option, Limited Right or Supplemental Bonus granted thereunder, to adopt such rules and regulations for administering the Plan, including those it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto, and to make all other decisions and determinations under the Plan.

         4.2 Actions of Committee. All actions taken and all interpretations and determinations made by the Board or the Committee, if any, in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or the Committee, if any, shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of Board and the Committee, if any, shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

5.       ELIGIBILITY AND PARTICIPATION

         5.1 Eligible Employees. Grants of Stock Options, Limited Rights and Supplemental Bonuses may be made to Employees. Any director of the Company or of a Participating Subsidiary who is also an Employee shall also be eligible, but directors who are not Employees shall not be eligible, to receive Stock Options, Limited Rights or Supplemental Bonuses under the Plan. The Committee shall from time to time determine the Employees to whom Stock Options shall be granted, the number of shares of Common Stock subject to each Stock Option to be granted to each such Employee, the Option Price of such Stock Options and the terms and conditions of such Stock Options, subject to the provisions of this Plan.





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         5.2     Option Price.  Except as otherwise provided in Section 7.8, the Option Price of any ISO or NSO shall not be less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted and shall not be less than par value of Common Stock. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO on the date such ISO is granted, and such ISO shall not be exercisable after five years after the date on which it was granted.

         5.3 Option Agreement. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of this Plan.

6.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN

         6.1 Maximum Number. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall be 1,400,000 shares, subject to adjustment as provided in Section 6.2. Such shares may be authorized and unissued shares or may be treasury shares. The aggregate Fair market Value (determined as of the time an ISO is granted) of the Common Stock as to which all ISOs granted to an individual may first become exercisable in a particular calendar year may not exceed $100,000; provided that to the extent that Stock Options intended to be ISOs (together with all incentive stock options granted under other Company plans to such individual) become exercisable in a given year in excess of $100,000, such Stock Options shall be deemed to be NSOs and shall be exercisable as such. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire or otherwise terminate, unless such Stock Options are surrendered upon exercise of Limited Rights, such shares may again be made subject to Stock Options or otherwise issued under the Plan. Shares shall be treated as issued under the Plan and counted against the maximum number set forth in this Section 6.1, including with respect to the payment of Supplemental Bonuses, in a manner that complies with applicable requirements under Rule 16b-3.

         6.2 Capital Changes. In the event any changes are made to the shares of Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend in excess of one percent (1%) at any single time, stock split, combination of shares, exchange of shares, extraordinary cash dividend, change in corporate structure or otherwise), the Board or the Committee, if any, shall, in order to prevent dilution or enlargement of Participants' rights, make appropriate adjustments in: (i) the number and kind of shares theretofore made subject to Stock Options, and in the Option Price of said shares; and (ii) the aggregate number and kind of shares which may be issued under the Plan. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

7.       EXERCISE OF STOCK OPTIONS

         7.1 Time of Exercise. Subject to the provisions of the Plan, including without limitation Section 7.7, the Committee, in its discretion, shall determine the time when a Stock Option, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option. An ISO shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was





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granted, and an NSO shall expire, to the extent not exercised, no later than 10 years and one day after the date on which it was granted. The Committee may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant. Unless otherwise determined by the Committee, the acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option.

         7.2 Surrender of Shares in Payment of Exercise Price. The Committee, in its sole discretion, may permit a Participant to surrender to the Company shares of Common Stock as part or full payment for the exercise of a Stock Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise. Unless otherwise determined by the Committee, any such shares surrendered by the Participant shall have been held by him for at least six months prior to surrender.

         7.3 Use of Promissory Note; Exercise Loans. The Committee may, in its sole discretion, impose terms and conditions, including conditions relating to the manner and timing of payments of the Option Price, on the exercise of Stock Options. Such terms and conditions may include, but are not limited to, permitting a Participant to deliver to the Company his promissory note as payment for the exercise of a Stock Option; provided that, with respect to any promissory note given as payment or partial payment for the exercise of an ISO, all terms of such note shall be determined at the time the Stock Option is granted and set forth in the Option Agreement. The Committee, in its sole discretion, may authorize the Company to make a loan to a Participant in connection with the exercise of Stock Options, or authorize the Company to arrange or guaranty loans to a Participant by a third party, including in connection with broker-assisted cashless exercises. The foregoing notwithstanding, a Participant shall pay at least the par value of the Common Stock to be acquired upon exercise of a Stock Option in the form of lawful consideration under the Delaware General Corporation law prior to issuance of such shares.

         7.4 Stock Restriction Agreement. The Committee may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which the Stock Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

         7.5 Termination of Employment Before Exercise. If a Participant's employment with the Company or a Participating Subsidiary shall terminate for any reason other than the Participant's disability, any ISO then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of three months. If the Participant's employment is terminated because the Participant is disabled within the meaning of Section 22(e)(3) of the Code, any ISO then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of one year (but in no event beyond ten years from the date of grant of the ISO). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect. The period and extent to which an NSO may be exercised following termination of employment shall be determined by the Committee.

         7.6 Grant of Supplement Bonuses. The Committee, either at the time of grant or at any time prior to exercise of any NSO or Limited Right, may provide for a Supplemental Bonus from the Company or Participating Subsidiary in connection with a specified number of shares of Common Stock then purchasable, or which may become purchasable, under an NSO, or a specified number of Limited Rights which may be or





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become exercisable.  A Supplemental Bonus shall be automatically payable upon the exercise of the NSO or Limited Right with regard to which such the Supplemental Bonus was granted. A Supplemental Bonus shall not exceed the amount necessary to reimburse the Participant for the income tax liability incurred by him upon the exercise of the NSO or upon the exercise of such Limited Right, calculated using the maximum combined federal and applicable state income tax rates then in effect and taking into account the tax liability arising from the Participant's receipt of the Supplemental Bonus, all as determined by the Committee. The Committee may, in its discretion, elect to pay any part or all of the Supplemental Bonus in: (i) cash; (ii) shares of Common Stock; or (iii) any combination of cash and shares of Common Stock; provided that bonuses payable in respect of Limited Rights shall be payable only in cash. The Committee's election shall be made by giving written notice to the Participant not later than 90 days after the related exercise, which notice shall specify the portion which the Committee elects to pay in cash, shares of Common Stock or a combination thereof. In the event any portion is to be paid in shares of Common Stock, the number of shares to be delivered shall be determined by dividing the amount which the Committee elects to pay in shares of Common Stock by the Fair Market Value of one share of Common Stock on the date of exercise. Any fractional share resulting from any such calculation shall be disregarded. Said shares, together with any cash payable to the Participant, shall be delivered within said 90-day period.

         7.7 Option Vesting Upon Change of Control of the Company. In the event of a Change of Control of the Company the vesting of Stock Options granted pursuant to the Plan shall automatically be accelerated, so that all Stock Options outstanding at the time of such Change of Control will be exercisable immediately except as otherwise provided in Section 2.1.

         7.8     Stand-Alone, Additional, Tandem, and Substitute Awards.
Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other award granted under the Plan or any other plan of the Company or any Participating Subsidiary or any other right of a Participant to receive payment from the Company or any Participating Subsidiary. If an award is granted in substitution for another such award, the Committee shall require the surrender of such other award in consideration for the grant of the new award. Awards granted in addition to or in tandem with other awards may be granted either as of the same time as or a different time from the grant of such other awards. The per share Option Price of any Stock Option:

                 (A) Granted in substitution for an outstanding award shall be not less than the lesser of the Fair Market Value of a share of Common Stock at the date such substitute award is granted or such Fair Market Value at that date reduced to reflect the fair market value (as determined by the Committee) at that date of the award required to be surrendered by the Participant as a condition to receipt of the substitute award; or

                 (B) Retroactively granted in tandem with an outstanding award shall be not less than the lesser of the Fair Market Value of a share of Common Stock at the date of grant of the later award or at the date of grant of the earlier award.

Except for the Option Price required to be paid upon the exercise of Stock Options and except as provided in this Section 7.8, only services may be required as consideration for the grant of any award under the Plan.





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8.       LIMITED RIGHTS

         8.1 Grant of Limited Rights. The Committee may in its discretion grant Limited Rights to a Participant concurrently with the grant of each ISO or at any time with respect to any NSO. Such Limited Rights shall be exercisable with respect to the number of shares of Common Stock which are, or may become, purchasable under any such Stock Option. The Committee may, in its discretion, specify the terms and conditions of such rights, including without limitation the date or dates upon which such rights shall expire and become void and unexercisable, except that Limited Rights granted with respect to an ISO shall only be exercisable, and shall expire, at the time or times the ISO is exercisable and expires, respectively. Each Participant to whom Limited Rights are granted shall be given written notice advising him of the grant of such rights and specifying the terms and conditions of the rights, which shall be subject to all the provisions of this Plan.

         8.2 Exercise of Limited Rights. Subject to the limitations set forth in Section 8.1, a Limited Right may be exercised only during the period beginning on the first day following the occurrence of a Change of Control and ending on the sixtieth day following such date. Upon the occurrence of a tender or exchange offer constituting a Change of Control, a Limited Right may be exercised in such manner regardless of whether the Board supports or opposes such tender or exchange offer. A Participant shall exercise his Limited Rights by delivering a written notice to the Committee specifying the number of shares with respect to which he exercises Limited Rights and agreeing to surrender the right to purchase an equivalent number of shares of Common Stock subject to his Stock Option. If a Participant exercises Limited Rights, payment of his Limited Rights shall be made in accordance with Section 8.3 on or before the thirtieth day after the date of exercise of the Limited Rights. A Limited Right shall remain exercisable during the exercise periods specified in accordance with Section 8.1 and this Section in the event of a termination of employment of the Participant holding the Limited Right after a Change of Control. Notwithstanding the above, upon a termination of the employment of the holder of the Limited Right before the occurrence of any Change of Control, the Limited Right shall expire immediately.

         8.3 Form of Payment. If a Participant elects to exercise Limited Rights as provided in Section 8.2, the Company shall pay to the Participant in cash the amount set forth in Section 2.11 hereof, calculated with respect to the shares as to which the Participant has exercised Limited Rights, within thirty days after the date of exercise of the Limited Rights. If such amount is not paid in full within the prescribed period, the Company shall be liable to such Participant for the costs of collection of such amount, including attorney's fees.

         8.4 Termination. When a Limited Right is exercised, the Stock Option to which it relates, if any, shall cease to be exercisable to the extent of the number of shares of Common Stock with respect to which such Limited Right was exercised. Upon the exercise or termination of a Stock Option, any Limited Right granted with respect thereto shall terminate to the extent of the number of shares as to which such Stock Option was exercised or terminated.

9.       NO CONTRACT OF EMPLOYMENT

         Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company, or any Participating Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Participating Subsidiary, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this Article 9 shall affect any rights or obligations of the Company or any Participant under any written contract of employment.





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10.      NO RIGHTS AS A STOCKHOLDER

         A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option, until such Stock Option is exercised. Except as provided in Section 6.2, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

11.      TRANSFERABILITY

         No Stock Option, Limited Right or Supplemental Bonus granted under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employment Retirement Income Security Act of 1974, and any ISO shall be exercisable, during the Participant's lifetime, only by him. Notwithstanding the immediately preceding sentence, an NSO and any related Limited Right or Supplemental Bonus shall also be transferable by a Participant without consideration (other than in exchange for an interest in a transferee's partnership, limited liability company or other similar entity), but only to (a) any Immediate Family Members of the Participant, (b) any trust or trusts for the exclusive benefit of such Immediate Family Members, or (c) a partnership, limited liability company or other similar entity in which such Immediate Family Members and the Participant are the sole partners or members; provided, however, that (i) the Board or the Committee in granting an NSO, may impose additional restrictions on transfer or prohibit such transfer entirely, (ii) following transfer, any such NSOs and any related Limited Rights or Supplemental Bonus shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Agreement, any reference to a Participant as an optionee shall be deemed to refer to the transferee, and (iii) the events of termination of employment of Section 7.5 hereof shall continue to be applied with respect to the original optionee Participant, following which the NSOs and any related Limited Right or Supplemental Bonus shall be exercisable by the transferee only to the extent, and for the periods specified at Section 7.5.
In the event of a transferee's death, a Stock Option or Limited Right may be exercised by the personal representative of the transferee's estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the transferee's will or under the applicable laws of descent and distribution.

12.      COMPLIANCE WITH RULE 16B-3

         It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 in connection with any award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of the Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.





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
13.      AMENDMENT

         The Company by action of the Board may amend, modify or terminate this Plan at any time or, by action of the Committee may amend, modify or terminate any outstanding Option Agreement, except that any such amendment, modification or termination of the Plan shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of the Nasdaq Stock Market or any stock exchange or automated quotation system on which the Common Stock may be listed, traded or quoted, or if the Board in its discretion determines that obtaining such stockholder approval is for any reason advisable, provided that any increase in the aggregate number of shares of Common Stock that may be issued under this Plan, other than in connection with an adjustment pursuant to Section 6.2, shall require the approval of the Company's stockholders. Moreover, no action may be taken by the Company without the consent of the affected Participant which will materially impair the rights of such Participant under any award then outstanding or which will prevent an ISO from continuing to qualify under
Section 422 of the Code.

14.      REGISTRATION OF OPTIONED SHARES

         No Stock Option shall be exercisable unless the Company's sale of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the Company's sale of such optioned shares would be exempt from the registration requirements of the Securities Act of 1933, as amended, and unless, in the opinion of such counsel, such sale would be exempt from the registration or qualification requirements of applicable state securities laws.

15.      WITHHOLDING TAXES

         The Company or a Participating Subsidiary may take such steps as the Committee may deem necessary or appropriate for the withholding of any taxes which the Company or the Participating Subsidiary is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option, Limited Right or Supplemental Bonus, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of tax liabilities in excess of such withholding obligations relating to any such award. This authority shall include authority to withhold or receive shares or other property and to make cash payments in respect thereof in satisfaction of Participant's tax obligations.

16.      FINANCING ARRANGEMENTS

         The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the exercise, and the disposition of shares acquired upon exercise, of Stock Options or Supplemental Bonuses, including, without limitation, arrangements for the simultaneous exercise of Stock Options (including a related Supplemental Bonus), and sale of the shares acquired upon such exercise.





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17.      NONEXCLUSIVITY OF THE PLAN

         Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any subsidiary now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

18.      EFFECTIVE DATE

         This Plan was adopted by the Board of Directors and became effective upon approval by the Company's stockholders at the annual stockholders' meeting on August 6, 1992. This Plan was amended by the Board of Directors and the stockholders of the Company effective June 4, 1996, and by the Board of Directors of the Company effective December 2, 1996. No ISO shall be granted subsequent to ten years after the effective date of the Plan. Unless earlier terminated by the Board, the Plan shall terminate when no shares of Common Stock remain reserved and available for issuance and the Company has no further obligation with respect to any award granted under the Plan.





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